UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

11

Aberdeen Israel Fund, Inc.

Semi-Annual Report
June 30, 2011

Invests primarily in equity securities in Israel.

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

August 12, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2011. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was (1.9%) for the six months ended June 30, 2011, assuming reinvestment of distributions, compared with a return of (5.3%) for the Fund’s benchmark, the Tel Aviv 100 Index.

Share Price Performance

The Fund’s share price decreased 0.7% over the six months, from $17.40 on December 31, 2010 to $17.28 on June 30, 2011. The Fund’s share price on June 30, 2011 represented a discount of 10.2% to the NAV per share of $19.24 on that date, compared with a discount of 11.3% to the NAV per share of $19.62 on December 31, 2010. As of August 12, 2011, the share price was $15.35, representing a discount of 10.3% to the NAV per share of $17.11. Based on market price, the total return based on the Fund’s shares declined 0.7% during the period, assuming reinvestment of distributions.

Market Review

Israeli equities fell in the first half of 2011. Risk appetite was hurt by ongoing political unrest in the Middle East and sovereign debt problems in Europe, which dampened hopes of a sustainable global economic recovery. Nevertheless, losses were mitigated by the late passage of a crucial austerity bill in Greece, which temporarily allayed fears of a debt default in the West.

This was despite robust Israeli domestic growth, which moderated in the first quarter but remained impressive, expanding an annualized 4.8%. This growth was boosted by exports, consumer spending and investments in fixed assets. Recently, unemployment declined to a record low in April while the purchasing managers’ index in May showed expansion for the first time in four months. The Bank of Israel lifted its 2011 GDP estimate to 5.2%, against 4.7% achieved last year. Housing and food costs climbed further amid strong demand. Meanwhile, fuel price gains were exacerbated by the ongoing political tensions in the Middle East. As a result, the central bank hiked its benchmark interest rate by a quarter of a percentage point to 3.25% in May, but left rates unchanged in June, believing that the strong Shekel would help temper inflation. The central bank’s tightening measures were also extended to the banking sector where it increased the reserve requirement for specific forms of mortgage lending in an attempt to cool the property sector.

In politics, relations with the Palestinians worsened. Prime Minister Netanyahu rejected calls by U.S. President Obama for Israel to redraw its borders to accommodate a Palestinian state. In domestic affairs, Israel’s foreign minister faces corruption charges that could cost him his appointment and threatens to fracture the coalition government. However, the case against him appears tenuous.

Against this backdrop, the benchmark Tel Aviv 100 Index fell 5.3%. Defensive industries, such as Healthcare, Consumer Staples and Software held up well as investors searched out safer havens. Meanwhile, the more cyclical industries of Industrials and Energy struggled amid the uncertain global macroeconomic outlook. Stocks generated particularly strong relative performance for the Fund. Check Point Software continued to post buoyant results fuelled by strong gains in market share, whilst drugmaker Perrigo boosted earnings through healthy sales growth and acquisitions. Both stocks were strong relative performers over the period.

In other corporate news, several of our holdings continued to gain market share through acquisitions and contract wins. Defence group Elbit Systems and Brazilian aerospace firm Embraer will jointly develop unmanned aircraftsystems in Brazil; Elbit will also modernize Embraer’s military equipment. In addition, it will build a helicopter-pilot training centre for Macedonia. Israel Chemicals bought Spanish fertilizer company Antonio Fuentes Mendez, which will help augment its specialty fertilizer business and presence in Spain. NICE Systems won a contract to improve security for Russian rail operator AeroExpress. Teva Pharmaceutical is expected to broaden its array of products and boost sales with its purchase of U.S. drugmaker Cephalon and a majority stake in Japan’s Taiyo Pharmaceutical.

Outlook

We believe Israeli equities remain vulnerable to various global headwinds. Continued unrest in the Arab world poses an uncertain outlook for oil prices, while the end of the U.S. Federal Reserve’s regular liquidity injections may lead to further market volatility. At the same time, Europe still faces contagion risks, even though Greece’s acceptance of further austerity measures has temporarily removed the threat of a debt default. Tighter monetary conditions have caused some short-term deceleration in growth, but deteriorating global macro data suggest that the central bank may be tempted to end policy tightening soon. Inflationary pressures are expected to level off in the second half as cooling economic growth and falling commodity prices feed through.

Aberdeen Israel Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•	Calling toll free at 1-866-839-5205 in the United States,

•	Emailing InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeenisl.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Israel Fund, Inc.

Portfolio Summary (unaudited)

June 30, 2011

Sector Allocation

Top 10 Holdings, by Issuer

June 30, 2011 (unaudited)

Holding		Sector	Percent of Net Assets
1.	Check Point Software Technologies Limited	Software	13.4%
2.	Israel Chemicals Limited	Chemicals	10.1%
3.	Mizrahi Tefahot Bank Limited	Commercial Banks	9.3%
4.	Perrigo Co.	Pharmaceuticals	8.5%
5.	Teva Pharmaceutical Industries Limited	Pharmaceuticals	8.4%
6.	Bezeq Israeli Telecommunication Corp. Limited	Diversified Telecommunication Services	7.9%
7.	Bank Leumi Le-Israel	Commercial Banks	4.7%
8.	Shufersal Limited	Food & Staples Retailing	4.6%
9.	Frutarom Industries Limited	Chemicals	3.8%
10.	The Israel Corp. Limited	Chemicals	3.6%

Average Annual Returns

June 30, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	30.36%	6.80%	10.93%	9.42%
Market Value	30.59%	7.01%	11.74%	10.41%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.78%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.55%.

Aberdeen Israel Fund, Inc.	3

Portfolio of Investments (unaudited)

June 30, 2011

No. of Shares	Description	Value
EQUITY SECURITIES—98.8%
ISRAEL—98.6%
AEROSPACE & DEFENSE—1.9%
32,000	Elbit Systems Limited(a)	$ 1,516,285
CHEMICALS—17.5%
301,000	Frutarom Industries Limited(a)	3,099,362
526,500	Israel Chemicals Limited(a)	8,357,143
2,705	The Israel Corp. Limited(a)	2,941,946
		14,398,451
COMMERCIAL BANKS—19.2%
525,000	Bank Hapoalim Limited(a)(b)	2,611,111
826,000	Bank Leumi Le-Israel(a)	3,884,774
113,000	First International Bank of Israel Limited(a)	1,666,102
718,900	Mizrahi Tefahot Bank Limited(a)	7,609,521
		15,771,508
COMMUNICATIONS EQUIPMENT—1.4%
82,000	Ituran Location & Control Limited(a)	1,156,725
DIVERSIFIED TELECOMMUNICATION SERVICES—7.9%
2,591,000	Bezeq Israeli Telecommunication Corp. Limited(a)	6,530,051
FOOD & STAPLES RETAILING—4.6%
649,000	Shufersal Limited(a)	3,748,633
FOOD PRODUCTS—2.5%
124,000	Osem Investments Limited(a)	2,019,647
INSURANCE—1.5%
22,750	Harel Insurance Investments & Financial Services Limited(a)	1,264,558
PAPER & FOREST PRODUCTS—1.3%
15,602	Hadera Paper Limited(a)(b)	1,079,115
PHARMACEUTICALS—16.9%
79,000	Perrigo Co.(a)	6,954,880
143,820	Teva Pharmaceutical Industries Limited, ADR	6,935,000
		13,889,880
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
58,000	Azrieli Group(a)	1,561,670
SOFTWARE—16.3%
193,853	Check Point Software Technologies Limited(b)	11,020,543
32,000	NICE Systems Limited, ADR(b)	1,163,520
83,000	Retalix Limited(a)(b)	1,178,395
		13,362,458
SPECIALTY RETAIL—3.1%
525,500	Golf & Co., Limited(a)	2,568,802

4	Aberdeen Israel Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2011

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
ISRAEL (continued)
VENTURE CAPITAL—2.6%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(f)	$ 85,313
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	482,598
2,000,000	(c)	Concord Ventures Fund II, L.P.(a)(b)(d)(f)	75,466
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(f)	130,037
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(f)	250,587
1,000,000	(c)	K.T. Concord Venture Fund, L.P.(a)(b)(d)(f)	41,722
708,684	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)(f)	122,050
1,000,000	(c)	Pitango Fund II, LLC(a)(b)(d)(f)	84,911
2,001,470	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)(f)	407,299
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(f)	468,738
			2,148,721
		Total Israel (cost $56,150,345)	81,016,504
GLOBAL-0.2%
VENTURE CAPITAL-0.2%
2,237,292	(c)	Emerging Markets Ventures I, L.P. (cost $837,931)(a)(b)(d)(e)(f)	183,905
		Total Equity Securities (cost $56,988,276)	81,200,409
SHORT-TERM INVESTMENT—0.5%
Principal Amount (000’s)
UNITED KINGDOM—0.5%
$447		JPMorgan Chase & Co. London, overnight deposit, 0.03%, 07/01/11 (cost $447,000)	447,000
		Total Investments—99.3%(cost $57,435,276)	81,647,409
		Cash and Other Assets in Excess of Liabilities—0.7%	549,203
		Net Assets—100.0%	$82,196,612

(a)

Security was fair valued as of June 30, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1).

(b)	Non-income producing security.
(c)	Represents contributed capital. (See Note 6).
(d)	Restricted security, not readily marketable. (See Note 6).
(e)	As of June 30, 2011, the aggregate amount of open commitments for the Fund is $940,620.
(f)	Illiquid Security.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)
As of June 30, 2011

Assets
Investments, at value (Cost $57,435,276)	$ 81,647,409
Cash (including $365,340 of foreign currencies with a cost of $362,228)	374,888
Israeli tax refunds receivable	454,785
Prepaid expenses	35,695
Total assets	82,512,777
Liabilities
Investment advisory fees payable (Note 2)	189,250
Accrued expenses and other liabilities	126,915
Total liabilities	316,165

Net Assets	$ 82,196,612
Net Assets consist of
Capital stock, $0.001 par value (Note 4)	$ 4,273
Paid-in capital	53,714,621
Undistributed net investment income	715,592
Accumulated net realized gain on investments and foreign currency related transactions	3,546,880
Net unrealized appreciation on investments and foreign currency translation	24,215,246
Net Assets applicable to shares outstanding	$ 82,196,612
Net asset value per share, based on 4,272,691 shares issued and outstanding	$ 19.24

See Notes to Financial Statements.

6	Aberdeen Israel Fund, Inc.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2011

Investment Income
Income:
Dividends and other income	$ 1,440,465
Less: Foreign taxes withheld	(209,725)
Total investment income	1,230,740
Expenses:
Investment advisory fees (Note 2)	467,543
Directors’ fees and expenses	60,906
Reports to shareholders and proxy solicitation	33,179
Independent auditor’s fees and expenses	31,925
Custodian’s fees and expenses	30,055
Investor relations fees and expenses (Note 2)	29,411
Legal fees and expenses	27,369
Transfer agent’s fees and expenses	14,187
Insurance expense	9,365
Administration fees (Note 2)	7,242
Miscellaneous	17,953
Total expenses	729,135
Less: Fee waivers (Note 2)	(95,138)
Net expenses	633,997

Net investment income	596,743
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	2,876,856
Foreign currency transactions	(15,755)
Net change in unrealized depreciation of investments and foreign currency translation	(5,086,860)
Net realized and unrealized loss on investments and foreign currency transactions	(2,225,759)
Net Decrease in Net Assets Resulting from Operations	$ (1,629,016)

* Includes realized gain distributions from underlying venture capital investments of $429,884.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	7

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 596,743	$ 1,418,890
Net realized gain on investments and foreign currency related transactions	2,861,101	2,268,687
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,086,860)	11,181,735
Net increase/(decrease) in net assets resulting from operations	(1,629,016)	14,869,312
Dividends and distributions to shareholders from:
Net investment income	–	(1,289,925)
Capital share transactions:
Total increase/(decrease) in net assets resulting from operations	(1,629,016)	13,579,387
Net Assets
Beginning of period	83,825,628	70,246,241
End of period*	$82,196,612	$83,825,628

* Includes undistributed net investment income of $715,592 and $118,849, respectively.

See Notes to Financial Statements.

8		Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2011		For the Fiscal Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.62		$16.44	$8.99	$20.85	$18.51	$17.44
Net investment income(a)	0.14		0.33	0.03	0.20	0.28	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.52)		3.15	7.42	(9.83)	4.26	2.25
Net increase/(decrease) in net assets resulting from operations	(0.38)		3.48	7.45	(9.63)	4.54	2.42
Dividends and distributions to shareholders:
Net investment income	—		(0.30)	—	(0.30)	(0.38)	(0.18)
Net realized gain	—		—	—	(1.93)	(1.82)	(1.17)
Total dividends and distributions to shareholders	—		(0.30)	—	(2.23)	(2.20)	(1.35)
Net asset value, end of period	$19.24		$19.62	$16.44	$8.99	$20.85	$18.51
Market value, end of period	$17.28		$17.40	$15.14	$8.02	$23.49	$18.65
Total Investment Return Based on:
Market value(b)	(0.67%	)	16.88%	88.78%	(57.01% )	38.96%	27.77%
Net asset value	(1.94%	)	21.37%	82.87%	(45.71% )	24.28%	13.94%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$82,197		$83,826	$70,246	$38,382	$88,844	$78,857
Average net assets (000 omitted)	$82,498		$73,076	$53,545	$76,165	$88,234	$77,207
Ratio of expenses to average net assets(c)	1.55%	(c)	1.67%	1.85%	1.73%	1.71%	1.73%
Ratio of expenses to average net assets, excluding fee waivers	1.78%	(c)	1.91%	2.12%	2.02%	1.99%	1.97%
Ratio of net investment income to average net assets	1.46%	(c)	1.94%	0.24%	1.14%	1.34%	0.95%
Portfolio turnover rate	5.37%		11.59%	49.51%	19.43%	9.32%	9.82%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Annualized.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2011

Aberdeen Israel Fund, Inc. (the “Fund”), formerly The First Israel Fund, Inc., was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

The Board of Directors of the Fund (the “Board”) has removed the limitation set forth in the Fund’s original prospectus requiring that the portion of the Fund’s investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

On March 29, 2010, the Board approved a name change for the Fund in order to align the Fund’s brand presence more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE Amex ticker symbol, ISL, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting

10	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the six months ended June 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Aberdeen Israel Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2011
Aerospace & Defense	$–	$1,516,285	$–	$1,516,285
Chemicals	–	14,398,451	–	14,398,451
Commercial Banks	–	15,771,508	–	15,771,508
Communications Equipment	–	1,156,725	–	1,156,725
Diversified Telecommunication Services	–	6,530,051	–	6,530,051
Food & Staples Retailing	–	3,748,633	–	3,748,633
Food Products	–	2,019,647	–	2,019,647
Insurance	–	1,264,558	–	1,264,558
Paper & Forest Products	–	1,079,115	–	1,079,115
Pharmaceuticals	6,935,000	6,954,880	–	13,889,880
Real Estate Management & Development	–	1,561,670	–	1,561,670
Software	12,184,063	1,178,395	–	13,362,458
Specialty Retail	–	2,568,802	–	2,568,802
Venture Capital	–	–	2,332,626	2,332,626
Short-Term Investments	–	447,000	–	447,000
Total	$19,119,063	$60,195,720	$2,332,626	$81,647,409

*              During the six months ended June 30, 2011, there were no transfers in or out of Level 1, Level 2 and Level 3 fair value measurements and there were no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2011
Venture Capital	$2,982,112	$–	$–	$(461,588)	$–	$(187,898)	$–	$–	$2,332,626
Total	$2,982,112	$–	$–	$(461,588)	$–	$(187,898)	$–	$–	$2,332,626

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2011 is $(461,588).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)  market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended June 30, 2011, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2010 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments. AAMISL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% for amounts above $200 million. AAMISL has agreed to waive a portion of its advisory fee. For the six months ended June 30, 2011, AAMISL earned $467,543 for advisory services to the Fund, of which AAMISL waived $95,138.

Analyst Exchange and Trading Services Ltd. (“Analyst Exchange”) is the sub-adviser to the Fund. Analyst Exchange is paid a fee, out of the advisory fee payable to AAMISL, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund’s average weekly market value or net assets (whichever was lower). In addition, Analyst Exchange is paid a reimbursement by AAMISL for any Israeli Value Added taxes (currently 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended June 30, 2011, Analyst Exchange earned $138,563 for sub-advisory services to the Fund.

Analyst Exchange has certain commercial arrangements with banks and brokers in Israel from which Analyst Exchange receives a portion of the commissions on the Fund’s trades executed in Israel. For the six months ended June 30, 2011, no such commissions were received.

BBH & Co. is the Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). On June 8, 2011, the Board approved an amendment to the Administration and Agency agreement fee schedule. Effective as of January 1, 2011, the Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Prior to January 1, 2011, the Funds paid BBH & Co. monthly for administrative and fund accounting services, at an annual rate of 0.06% of the Funds’ aggregate assets up to $500 million, 0.0525% for the next $500 million, and 0.0425% in excess of $1 billion.

Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2011, BBH & Co. earned $7,242 from the Fund for administrative and fund accounting services.

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. For the six months ended June 30, 2011, the Fund incurred fees of approximately $29,787 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2010, 1,775 shares were purchased pursuant to the Directors compensation plan. During the six months ended June 30, 2011, no shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the six months ended June 30, 2011, Fund purchases and sales of securities, other than short-term investments, were $6,033,769 and $4,426,529, respectively.

4. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2011, the Fund had 4,272,691 shares outstanding.

5. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2011, the Fund had no borrowings under the joint credit facility.

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/11	Percent of Net Assets	Distributions Received	Open Commitments

ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$85,313	0.10	$1,660,765	$–

BPA Israel Ventures, LLC	10/05/00 – 12/09/05	1,160,529	482,598	0.59	97,293	625,412

Concord Ventures Fund II, L.P.	09/29/00 – 12/15/06	1,183,141	75,466	0.09	465,568	–

Delta Fund I, L.P.	11/15/00 – 03/28/07	153,322	130,037	0.16	105,209	–

Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	837,931	183,905	0.22	2,498,364	262,708

Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	834,089	250,587	0.30	329,171	–

K.T. Concord Venture Fund, L.P.	12/08/97 – 09/29/00	595,042	41,722	0.05	660,194	–

Neurone Ventures II, L.P.	11/24/00 – 12/21/10	165,528	122,050	0.15	401,834	52,500

Pitango Fund II, LLC	10/31/96 – 08/01/01	371,350	84,911	0.10	1,215,237	–

SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/08/08	1,536,591	407,299	0.50	380,279	–

Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	845,933	468,738	0.57	1,141,882	–

Total		$8,668,759	$2,332,626	2.83	$8,955,796	$940,620

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

June 30, 2011

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

At June 30, 2011, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $57,435,276, $32,179,341, $(7,967,208) and $24,212,133, respectively.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2011.

16	Aberdeen Israel Fund, Inc.

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 5, 2011 at the offices of Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld

James J. Cattano	3,385,927.54	209,970.95

Steven N. Rappaport	3,409,753.54	186,144.95

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac and Lawrence J. Fox.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•                  By calling 1-866-839-5205;

•                  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Israel Fund, Inc.	17

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President Compliance and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Nick Robinson, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Lucia Sitar, Vice President

Tim Sullivan, Vice President

Hugh Young, Vice President

Sharon Greenstein, Assistant Treasurer

Investment Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Investment Sub-Adviser

Analyst Exchange and Trading Services Ltd.

46 Rothchild Boulevard

Tel Aviv, 66883 Israel

Administrator & Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 7, 2011.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Israel Fund, Inc.

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Israel Fund, Inc.

Date: September 8, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer and Chief Financial Officer of
Aberdeen Israel Fund, Inc.

Date: September 8, 2011

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications